Exhibit 10.2

AMENDMENT TO THE
STOCKHOLDERS AGREEMENT

This AMENDMENT, dated as of October 2, 2017 (this “Amendment”), to the Stockholders Agreement, dated as of July 3, 2017 (the “Original Agreement”), is entered into by and between General Electric Company, a New York corporation (“GE”) and Baker Hughes, a GE company, a Delaware corporation (“BHGE”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Agreement.

WHEREAS, GE and BHGE entered into the Original Agreement on July 3, 2017;

WHEREAS, pursuant to Section 7.8 of the Original Agreement, the Original Agreement may be amended or modified by a written instrument signed by the parties hereto, provided that any material amendment or modification of the Original Agreement shall require the prior written approval of the Conflicts Committee;

WHEREAS, this Amendment and the actions contemplated herein have been approved in writing by the Conflicts Committee; and

WHEREAS, the parties hereto desire to amend the Original Agreement to reflect a reduction in the size of the Company Board to nine members comprised of five GE Designees and four Non-GE Directors.

NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound hereby, GE and BHGE hereby agree as follows:

1.       The first sentence of Section 3.2(a) of the Original Agreement is hereby amended and restated as follows: “Until the Trigger Date, in connection with any annual or special meeting of the stockholders of the Company at which directors shall be elected, GE shall have the right to designate five (5) persons for nomination by the Company Board for election to the Company Board (each person so designated, a “GE Designee”).”

2.       Except as expressly set forth in this Amendment, this Amendment does not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Agreement.

3.       Each reference to “hereto”, “hereunder”, “herein” and “hereof” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Original Agreement shall, after this Amendment becomes effective, refer to the Original Agreement as amended hereby.

4.       Sections 7.2, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.11 and 7.12 of the Original Agreement is incorporated herein by reference, mutatis mutandis.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorize.

GENERAL ELECTRIC COMPANY

By:	/s/ Christoph A. Pereira
Name: Christoph A. Pereira Title: Vice President, Chief Corporate, Securities and Finance Counsel

BAKER HUGHES, A GE COMPANY

By:	/s/ William D. Marsh
Name: William D. Marsh Title: Chief Legal Officer